EXHIBIT 10.1 NQSO US 1/2016 ____ __, 201_ Federal Signal Corporation 2015 Executive Incentive Compensation Plan Nonqualified Stock Option Award Agreement You have been selected to receive this Nonqualified Stock Option Award (“Award”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”), as specified below: Participant: Date of Grant: Date of Expiration: Number of Option Shares: Exercise Price: Vesting Schedule: Options shall vest at the times and in the amounts set forth below: ___ on __/__/1_ ___ on __/__/1- ___ on __/__/__ [3-year ratable] This Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Nonqualified Stock Option Award Agreement No. 2016 attached hereto and incorporated herein. Together, this Award and the attached award agreement shall be referred to throughout each as the “Award Agreement.” IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed as of the Date of Grant. PARTICIPANT: FEDERAL SIGNAL CORPORATION By: Print Name Chief Executive Officer Signature Address Participant agrees to execute this Award Agreement and return one copy to Lana Noel at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, IL 60523 within 45 days of the above date or forfeit the stock option award. Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

NQSO US 1/2016 6302300.4 This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION NONQUALIFIED STOCK OPTION AWARD AGREEMENT NO. 2016 This Award Agreement, which includes the attached cover page, effective as of the Date of Grant, represents the grant of nonqualified stock options (the “Options”) by the Company to the Participant named in this Award Agreement, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the Options. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the Stock and that Participant is one of those employees. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Board of Directors” means the board of directors of the Company. C. “Code” means the Internal Revenue Code of 1986, as amended. D. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. E. “Company” means Federal Signal Corporation, a Delaware corporation. F. “Date of Expiration” means the date set forth on this Award Agreement. G. “Date of Grant” means the date set forth on this Award Agreement. H. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. I. “Exercise Price” means the exercise price set forth on this Award Agreement. J. “Option” means the Company’s nonqualified stock options.

NQSO US 1/2016 2 K. “Participant” means the individual shown as the recipient of an award of Options, as set forth on this Award Agreement. L. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. M. “Stock” means the common stock of the Company. Section 2. Grant of Stock Options The Company hereby grants to Participant Options to purchase the number of shares of Stock (“Shares”) set forth in this Award Agreement, at the stated Exercise Price, which is equal to 100% of the closing market value of a share of Stock on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Award Agreement. Subject to Section 12, each Option shall be exercisable into one Share. This grant of Options shall not confer any right to Participant (or any other participant) to be granted Options or other awards in the future under the Plan. Section 3. Exercise of Stock Options Except as hereinafter provided, Participant may exercise Options held by Participant at any time after the Date of Grant, provided that any such Options have vested according to the vesting schedule set forth in this Award Agreement, and provided that no exercise may occur subsequent to the close of business on the Date of Expiration. Vested Options held by Participant may be exercised in whole or in part, but not for fewer than 100 Shares at any one time, unless fewer than 100 Shares then remain subject to the Options, and the Options are then being exercised as to all such remaining Shares. Participant bears sole responsibility for ensuring that he or she exercises any vested Options prior to the expiration thereof. Section 4. Option Period/Limitations on Exercise Except as set otherwise set forth in this Award Agreement, Participant must exercise all rights under this Award Agreement prior to the tenth anniversary of the Date of Grant (i.e., the Options will expire upon the tenth anniversary if not exercised prior to that date). Participant may sell the Shares acquired via these Options at any time, subject to Company policy on insider trading and stockholding requirements. Section 5. Termination of Employment by Death In the event the employment of Participant is terminated by reason of death, all outstanding Options not yet vested shall become immediately fully vested and, along with all previously vested Options, shall remain exercisable at any time prior to the Date of Expiration, or for one year after the date of death, whichever period is shorter, by such person or persons as shall have been named as Participant’s beneficiary(ies), or by such persons that have acquired Participant’s rights under the Options by will or by the laws of descent and distribution. Section 6. Termination of Employment by Disability In the event the employment of Participant is terminated by reason of Disability, all outstanding Options not yet vested shall become immediately fully vested and, along with all previously vested Options, shall remain exercisable at any time prior to the Date of Expiration, or for one year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter. Section 7. Termination of Employment by Retirement In the event the employment of Participant is terminated by reason of Participant’s retirement on terms and conditions authorized in writing by the Committee, the Committee may exercise its discretion at or near Participant’s retirement date to provide that some or all outstanding Options not yet vested shall become immediately fully vested and, along with all previously vested Options, shall remain exercisable at any time prior to the Date of Expiration, or for five years after the date of retirement, whichever period is shorter. In exercising its discretion under this Section 7, the Committee shall consider whether Participant: (A) remained employed in good standing with the Company through Participant’s retirement date; (B) provided reasonable written notice to the Company of Participant’s intention to retire of no less than 12 weeks; (C) materially breached any statutory, contractual, or common law duties owed to Company or any material Company policy, including but not limited to

NQSO US 1/2016 3 post-employment non-competition, non-solicitation and confidentiality obligations; and (D) failed in good faith to provide to and perform for Company all reasonably requested duties and responsibilities in connection with the transition of Participant’s duties and responsibilities. In exercising its discretion, the Committee shall also consider: (1) the financial status of the Company; (2) Company performance; (3) Company stock performance; and (4) where appropriate, input from Company management. In the event the Committee does not so exercise its discretion, Participant’s termination of employment by reason of retirement shall be considered a termination of employment for other reasons and Section 8 of this Award Agreement shall govern. Section 8. Termination of Employment for Other Reasons If the employment of Participant shall terminate for any reason other than the reasons set forth in Sections 5, 6 or 7 herein, all previously vested Options shall remain exercisable for a period of three months from the effective date of termination. For the avoidance of doubt, termination of employment on account of a Divestiture of a Business Segment shall result in any vested Options remaining exercisable for a period of three months from the Divestiture Date. Any Options not yet vested as of the date of termination (after first taking into account the accelerated vesting provisions of Sections 5, 6, 7, and 10) shall be forfeited. The transfer of employment of Participant between the Company and any Affiliate (or between Affiliates) shall not be deemed a termination of employment for purposes of this Award Agreement. For the avoidance of doubt, in instances involving the termination of Participant’s employment, the reason for the termination of Participant’s employment (i.e., death, Disability, retirement, for other reasons, or Divestiture of Business Segment) shall control the vesting and exercising implications. For example, Participant’s death or Disability following Participant’s termination of employment by reason of retirement shall not impact the vesting or exercising of Options which shall continue to be governed by Section 7. Section 9. Change-in-Control In the event Participant is employed by the Company or its Affiliates on a date when a Change-in-Control occurs, Participant’s right to exercise these Options shall become immediately fully vested as of the date of the Change-In-Control, and shall remain exercisable until the Date of Expiration; unless such right of exercisability is terminated early pursuant to Sections 5 through 8 of this Award Agreement. Section 10. Acceleration of Vesting of Options in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section), and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, Participant shall immediately vest in any Options subject to this Award Agreement that have not previously vested and any such Options shall become immediately exercisable as of the Divestiture Date. In accordance with Section 8 above, any Options for which vesting is accelerated under this Section 10, and any Options that have vested prior to the Divestiture Date, shall remain exercisable for a period of three months from the Divestiture Date For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with a reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of 100% of either (i) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction

NQSO US 1/2016 4 that results in Nonaffiliated Persons owning, either beneficially or of record or both, 100% of either (i) the then- outstanding common stock (or the equivalent equity interests) of the Business Segment or (ii) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company. Section 11. Restrictions on Transfer Unless determined otherwise by the Committee pursuant to the terms of the Plan, these Options may not be sold, transferred, alienated, assigned, pledged, encumbered or otherwise hypothecated, other than by will or by the laws of descent and distribution. Further, these Options shall be exercisable during Participant’s lifetime only by Participant or Participant’s legal representative. Section 12. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to these Options that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 13. Method of Exercise and Form of Payment Options that have become exercisable may be exercised by delivery of timely written notice to the Company at its executive offices, addressed to the attention of the Company’s Corporate Secretary. Such notice: (A) shall be signed by Participant or his or her legal representative; (B) shall specify the number of Options being exercised and thus the number of full Shares then elected to be purchased with respect to the Options; and (C) shall be accompanied by payment (or promise to pay, as applicable) in full of the Exercise Price of the Shares to be purchased (along with an amount equal to any federal, state, local, and non-U.S. income and employment taxes required to be withheld). The Exercise Price shall be payable: (a) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); or (b) by such other method as the Committee may permit in its sole discretion, including without limitation: (i) in other property having a fair market value on the date of exercise equal to the Exercise Price, (ii) if there is a public market for the shares of Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (iii) by a “net exercise” method whereby the Company withholds from the delivery of the Shares for which the Option was exercised that number of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares for which the Option was exercised. Any fractional Shares shall be settled in cash. The Company shall deliver to Participant evidence of book entry Shares, or upon Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option. The Company shall maintain a record of all information pertaining to Participant’s rights under this Award Agreement, including the number of Shares for which the Options are exercisable. If all of the Options granted pursuant to this Award Agreement have been exercised, this Award Agreement shall be null and void.

NQSO US 1/2016 5 Section 14. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (a “Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Section 15. Stockholder Rights Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Award Agreement until such time as the Exercise Price has been paid, and the Shares have been issued and delivered to Participant. Section 16. Tax Withholding The Company shall have the power and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including Participant’s FICA obligation), domestic or foreign, required by law to be withheld with respect to any exercise of Participant’s rights under this Award Agreement. Participant may elect, subject to any procedural rules adopted by the Committee, to satisfy the minimum statutory withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate fair market value on the date the tax is to be determined, equal to such minimum statutory withholding tax. Section 17. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”) as a stock right. However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 18. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 19. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 20. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 21. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions

NQSO US 1/2016 6 on any Shares acquired pursuant to these Options, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to these Options, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law.

NQSO US 1/2016 7 FEDERAL SIGNAL CORPORATION NONQUALIFIED STOCK OPTION AWARD BENEFICIARY DESIGNATION Participant: Social Security No.: Address: Date of Birth: Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust): Primary Beneficiary(ies) Contingent Beneficiary(ies) Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when the Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Company, all in such manner as specified by the Company from time to time, or on a future date specified by any such new or amended Beneficiary Designation form. IN WITNESS WHEREAS, the parties have executed this Beneficiary Designation on the date designated below. Date: , Signature of Participant Received: FEDERAL SIGNAL CORPORATION Date: , By: